UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2014

MetLife Insurance Company USA

(Exact Name of Registrant as Specified in Its Charter)

Delaware	33-03094	06-0566090
(State of Incorporation or Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

(980) 949-3626

(Registrant’s Telephone Number, Including Area Code)

MetLife Insurance Company of Connecticut

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure in Item 2.01 is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 14, 2014, as part of MetLife, Inc.’s plan to create one larger U.S.-based and U.S.-regulated life insurance company (the “Mergers”), MetLife Insurance Company of Connecticut (“MICC”), a wholly owned subsidiary of MetLife, Inc.:

(i)	redomesticated from the State of Connecticut to the State of Delaware;

(ii)	changed its name to MetLife Insurance Company USA (“MetLife USA” or the “Company”); and

(iii)	completed its mergers with three other of MetLife, Inc.’s wholly owned subsidiaries (collectively, the “Merger Subsidiaries”):

a.	MetLife Investors USA Insurance Company (“MLI-USA”), pursuant to the Agreement and Plan of Merger dated November 14, 2014, between MLI-USA and the Company;

b.	MetLife Investors Insurance Company (“MLIIC”), pursuant to the Agreement and Plan of Merger dated November 14, 2014, between MLIIC and the Company; and

c.	Exeter Reassurance Company, Ltd. (“Exeter”), pursuant to the Agreement and Plan of Merger dated November 14, 2014, between Exeter and the Company.

Under the Agreements and Plans of Merger, each Merger Subsidiary agreed to merge with and into the Company, subject to certain closing conditions, including the receipt of required regulatory approvals, all of which have been received. Upon the effective time of the Mergers all of the outstanding equity securities of each of the Merger Subsidiaries were cancelled, with no consideration being issued in respect thereof, and the Company, as the surviving corporation, is now successor to all of the rights and assets and all of the liabilities and obligations of the Merger Subsidiaries. The Agreements and Plans of Merger each contain customary representations and warranties as well as covenants by each of the parties.

Item 8.01	Other Events.

In connection with the completion of the Mergers, the following financial statements and pro forma financial statements are being filed and incorporated herein by reference:

(i)	balance sheets of MLIIC as of September 30, 2014 and December 31, 2013, and the related statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014 and September 30, 2013, together with the notes related thereto;

(ii)	balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, together with the notes related thereto;

(iii)	balance sheets of Exeter as of September 30, 2014 and December 31, 2013, and the related statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014 and September 30, 2013, together with the notes related thereto;

(iv)	balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, together with the notes related thereto (as restated); and

(v)	the following unaudited pro forma condensed combined financial statements of MetLife USA, giving effect to the Mergers:

a.	unaudited pro forma condensed combined balance sheet of MetLife USA as of September 30, 2014;

b.	unaudited pro forma condensed combined statements of operations of MetLife USA for the nine months ended September 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011; and

c.	notes to unaudited pro forma condensed combined financial statements of MetLife USA.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Balance sheets of MLIIC as of September 30, 2014 and December 31, 2013, and the related statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014 and September 30, 2013, together with the notes related thereto.

99.2	Balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, together with the notes related thereto.

99.3	Balance sheets of Exeter as of September 30, 2014 and December 31, 2013, and the related statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014 and September 30, 2013, together with the notes related thereto.

99.4	Balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, together with the notes related thereto (as restated).

99.5	Unaudited pro forma condensed combined balance sheet of MetLife USA as of September 30, 2014 and unaudited pro forma condensed combined statements of operations of MetLife USA for the nine months ended September 30, 2014 and for each of the three years ended December 31, 2013, together with notes to unaudited pro forma condensed combined financial statements of MetLife USA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MetLife Insurance Company USA

By:	/s/ Peter M. Carlson
Name:	Peter M. Carlson
Title:	Executive Vice President and Chief Accounting Officer (Authorized Signatory and Principal Accounting Officer)

Date: November 20, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

23.1	Consent of Deloitte & Touche LLP

99.1	Balance sheets of MLIIC as of September 30, 2014 and December 31, 2013, and the related statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014 and September 30, 2013, together with the notes related thereto.

99.2	Balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, together with the notes related thereto.

99.3	Balance sheets of Exeter as of September 30, 2014 and December 31, 2013, and the related statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014 and September 30, 2013, together with the notes related thereto.

99.4	Balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, together with the notes related thereto (as restated).

99.5	Unaudited pro forma condensed combined balance sheet of MetLife USA as of September 30, 2014 and unaudited pro forma condensed combined statements of operations of MetLife USA for the nine months ended September 30, 2014 and for each of the three years ended December 31, 2013, together with notes to unaudited pro forma condensed combined financial statements of MetLife USA.